SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               February 23, 1995


                         PREMIER ACCEPTANCE CORPORATION
                            (a Delaware corporation)
                             222 South Ninth Street
                          Minneapolis, Minnesota 55402
                            Telephone (612) 342-6673


              Commission File Nos. 33-21775, 33-25070 and 33-33261
                   IRS Employer Identification No. 41-1615279

                     Total Number of Pages This Report: 24
                       Location of Exhibit Index: Page 3


Items 1-4.     Not applicable.

Item 5.        Other Events.

               On February 23, 1995, Premier Acceptance Corporation issued $14,000,000 aggregate principal amount of its 8.00% Mortgage-Backed Bonds, Series 28, Class A, as described in a Prospectus dated November 18, 1994 and a Prospectus Supplement dated January 23, 1995 previously filed with the Commission pursuant to Rule 424, and $1,000 aggregate principal amount of its Mortgage-Backed Bonds, Series 28, Class B. The Series Supplement relating to such bonds is filed as an exhibit to this report.

Item 6.        Not Applicable.

Item 7.        Financial   Statements,   Pro  Forma  Financial  Information  and
               Exhibits.

               Exhibit 4.1 -- Series Supplement dated as of February 23, 1995 to Indenture dated as of November 23, 1988 between Premier Acceptance Corporation, as issuer, and Norwest Bank Minnesota, N.A. (as successor to First Bank National Association), as trustee, relating to the Series 28 Bonds.

Item 8.        Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PREMIER ACCEPTANCE CORPORATION


                                    By /s/ Mark A. Lindgren
                                    Its Vice President

Dated:  February 23, 1995

                                 EXHIBIT INDEX

Exhibit      Page   Description

Exhibit 4.1   4     Series Supplement dated as of February 23, 1995 to Indenture dated as of November  23, 1988  between  Premier  Acceptance
                    Corporation, as issuer, and Norwest Bank Minnesota, N.A. (as successor to First Bank National Association), as trustee, relating to the Series 28 Bonds.